UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2012

APPLE INC.

(Exact Name of Registrant as Specified in its Charter)

California	000-10030	94-2404110
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Infinite Loop Cupertino, California		95014
(Address of Principal Executive Offices)		(Zip Code)

(408) 996-1010

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders (the “Annual Meeting”) of Apple Inc. (the “Company”) was held on February 23, 2012. At the Annual Meeting, the shareholders voted on the following six proposals and cast their votes as described below.

Proposal 1

The individuals listed below were elected at the Annual Meeting to serve a one-year term on the Company’s Board of Directors (the “Board”).

	For	Authority Withheld	Broker Non-Vote
William V. Campbell	520,056,822	66,680,822	189,501,503
Timothy D. Cook	575,857,696	10,879,948	189,501,503
Millard S. Drexler	481,073,433	105,664,211	189,501,503
Al Gore	477,273,353	109,464,211	189,501,503
Robert A. Iger	573,850,628	12,887,016	189,501,503
Andrea Jung	551,452,035	35,285,609	189,501,503
Arthur D. Levinson	493,351,624	93,386,020	189,501,503
Ronald D. Sugar	574,449,294	12,288,350	189,501,503

Proposal 2

Proposal 2 was a management proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012, as described in the proxy materials. This proposal was approved.

For	Against	Abstained
770,535,964	3,315,737	2,387,446

Proposal 3

Proposal 3 was a management proposal to hold an advisory vote on executive compensation, as described in the proxy materials. This proposal was approved.

For	Against	Abstained	Broker Non- Vote
485,842,380	97,982,153	2,912,421	189,502,193

Proposal 4

Proposal 4 was a shareholder proposal entitled “Conflict of Interest Report,” as described in the proxy materials. This proposal was not approved.

For	Against	Abstained	Broker Non- Vote
10,764,121	556,598,391	19,374,187	189,502,448

Proposal 5

Proposal 5 was a shareholder proposal entitled “Shareholder Say on Director Pay,” as described in the proxy materials. This proposal was not approved.

For	Against	Abstained	Broker Non- Vote
19,300,511	514,377,408	53,058,780	189,502,448

Proposal 6

Proposal 6 was a shareholder proposal entitled “Report on Political Contributions and Expenditures,” as described in the proxy materials. This proposal was not voted upon at the Annual Meeting because neither the proponent nor a qualified representative of the proponent appeared at the Annual Meeting to present the proposal.

Proposal 7

Proposal 7 was a shareholder proposal entitled “Adopt a Majority Voting Standard for Director Elections,” as described in the proxy materials. This proposal was approved.

For	Against	Abstained	Broker Non-Vote
469,829,498	114,889,975	2,016,596	189,503,078

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLE INC.
(Registrant)

	By:	/s/ Bruce Sewell
Date: February 27, 2012		D. Bruce Sewell
Senior Vice President, General Counsel and Secretary